                                                           UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         WASHINGTON, DC 20549

                                                               FORM 8-K

                                                        CURRENT REPORT PURSUANT
                                                     TO SECTION 13 OR 15(D) OF THE
                                                    SECURITIES EXCHANGE ACT OF 1934

                                    Date of report (Date of earliest event reported): July 12, 2005

                                                          ACXIOM CORPORATION
                                        (Exact Name of Registrant as Specified in Its Charter)

                                                               DELAWARE
                                            (State or Other Jurisdiction of Incorporation)

                                0-13163                                                       71-0581897
                        (Commission File Number)                                 (IRS Employer Identification No.)

         1 Information Way, P.O. Box 8180, Little Rock, Arkansas                              72203-8180
                 (Address of Principal Executive Offices)                                      (Zip Code)

                                                             501-342-1000
                                         (Registrant's Telephone Number, Including Area Code)

                                                            Not Applicable
                                     (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K filing is  intended  to  simultaneously  satisfy  the filing  obligation  of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

         On July 12, 2005, Acxiom Corporation (the "Company") issued a press release pre-announcing the results of its financial performance for the first quarter of fiscal year 2006.  The Company will hold a conference call at 8:00 a.m. CDT today to discuss this information further.  Interested parties are invited to listen to the call, which will be broadcast via the Internet at
www.acxiom.com.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

         From time to time, the Company's press releases, Financial Road Map, and other communications include certain non-GAAP financial measures.  A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.

         The Company's previously published Financial Road Map and comments which may be made during today's conference call refer to a measure of free cash flow.  Free cash flow is defined as operating cash flow less cash used by investing activities excluding the impact of investments in joint ventures and other business alliances and cash paid and/or received in acquisitions and dispositions. The Company's management believes that while free cash flow does not represent the amount of money available for the
Company's discretionary spending since certain obligations of the Company must be funded out of free cash flow, it nevertheless provides a useful measure of liquidity for assessing the amount of cash available for general corporate and strategic purposes after funding operating activities and capital expenditures, capitalized software expenses, and deferred costs.

         The non-GAAP financial measures used by the Company in its Financial Roadmap and referred to on the conference call may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with GAAP.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

The following exhibits are furnished herewith:

  Exhibit
  Number                                                  Description
------------ -------------------------------------------------------------------------------------------------------

   99.1      Press Release of the Company dated July 12, 2005.

                                                               SIGNATURE

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 12, 2005

                                                     ACXIOM CORPORATION

                                                     By:      /s/ Jerry C. Jones
                                                              ______________________________________
                                                     Name:    Jerry C. Jones
                                                     Title:   Business Development/Legal Leader

                                                             EXHIBIT INDEX

  Exhibit
  Number                                                  Description
--------------------------------------------------------------------------------------------------------------------

   99.1     Press Release of the Company dated July 12, 2005